Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Amendment No. 1 to the statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Mutual Risk Management Ltd. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 22nd day of April, 2005.


Dated:  April 22, 2005


                                  SC FUNDAMENTAL VALUE FUND, L.P.

                                  By:   SC Fundamental LLC, as General Partner

                                  By:   /s/ Neil H. Koffler
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                                        Neil H. Koffler, Member




                                  SC FUNDAMENTAL LLC


                                  By:   /s/ Neil H. Koffler
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                                        Neil H. Koffler, Member




                                  SC FUNDAMENTAL VALUE BVI, LTD.


                                  By:   SC Fundamental BVI, Inc., as managing
                                        general partner of investment manager


                                  By:   /s/ Neil H. Koffler
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                                        Neil H. Koffler, Vice President




                                  SC-BVI PARTNERS


                                  By:   SC Fundamental BVI, Inc., as managing
                                        general partner


                                  By:   /s/ Neil H. Koffler
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                                        Neil H. Koffler, Vice President

                                  PMC-BVI, INC.


                                  By:    /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Secretary



                                  SC FUNDAMENTAL BVI, INC.


                                  By:   /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Vice President


                                   /s/ Neil H. Koffler
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                                  Neil H. Koffler as Attorney-in-Fact for
                                  Peter M. Collery (1)


                                  /s/  Neil H. Koffler
                                  ----------------------------------------------
                                  Neil H. Koffler

                                   /s/ Neil H. Koffler
                                  ----------------------------------------------
                                  Neil H. Koffler as Attorney-in-Fact for
                                  John T. Bird (2)



(1) Executed by Neil H. Koffler as Attorney-in-Fact Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on
     Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.

(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Collery is attached as Exhibit 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of Tengasco, Inc., filed on March 28, 2005, and is incorporated herein by reference.